UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2025

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25 Hartwell Avenue, Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2025, Jeffrey Schwartz notified Rapid Micro Biosystems, Inc. (the "Company") of his resignation from the board of directors of the Company and all committees thereof, effective as of May 22, 2025. Mr. Schwartz was a Class II director and served as the chair of the nominating and corporate governance committee. Mr. Schwartz’s resignation was not the result of a disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Schwartz has served as a director of the Company since April 2018, and the Company thanks him for his years of service and contributions as a member of its board of directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on May 22, 2025 (the “Annual Meeting”), at which a quorum was present. There were two items of business acted upon by the stockholders. There were 39,328,820 shares of the Company’s Class A common stock eligible to vote, and 34,921,524 shares were present in person or by proxy at the Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting:

1.    The Company’s stockholders elected Dafni Bika, Ph.D. and Inese Lowenstein as Class I Directors to serve until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until such director’s earlier death, resignation or removal.

The results of the stockholders’ vote with respect to the election of such Class I Directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Dafni Bika, Ph.D.	25,376,131	352,154	9,193,239
Inese Lowenstein	24,584,537	1,143,748	9,193,239

2.    The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
34,473,523	6,404	441,597	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: May 23, 2025	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer